EXECUTION VERSION

limited waiver AND EIGHTH AMENDMENT TO
CREDIT AND SECURITY AGREEMENT
THIS LIMITED WAIVER AND EIGHTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Eighth Amendment”) is entered into as of June 5, 2018, among PERMA-PIPE INTERNATIONAL HOLDINGS, INC., (PREVIOUSLY MFRI, INC.), a Delaware corporation (the “Company”), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation (“Midwesco”), PERMA-PIPE, INC., a Delaware corporation (“Perma-Pipe”), MM NILES CORPORATION, a Delaware corporation (“MM Niles”), and PERMA-PIPE CANADA, INC., a Delaware corporation (“Perma-Pipe Canada”) (each of the Company, Midwesco, Perma-Pipe, MM Niles, and Perma-Pipe Canada may be referred to herein individually, as a “US Borrower” and collectively, as “US Borrowers”), and PERMA-PIPE CANADA LTD., an Alberta corporation (“PP Canada Operating”) (PP Canada Operating may be referred to herein as a “Canadian Borrower”) and BANK OF MONTREAL, as lender (“Lender”). US Borrowers and Canadian Borrower may be referred to herein individually, as a “Borrower” and collectively as “Borrowers”.
WHEREAS, Lender (or its successor-in-interest) and Borrowers entered into a certain Credit and Security Agreement dated September 24, 2014 (as amended by that certain Consent and First Amendment to Credit and Security Agreement, dated as of February 5, 2015, that certain Limited Waiver and Second Amendment to Credit and Security Agreement dated as of April 30, 2015, that certain Consent and Third Amendment to Credit and Security Agreement dated as of January 29, 2016, that certain Fourth Amendment to Credit and Security Agreement dated as of February 29, 2016, that certain Fifth Amendment to Credit and Security Agreement dated as of October 25, 2016, that certain Sixth Amendment to Credit and Security Agreement dated as of December 29, 2016, that certain Limited Waiver, Consent and Seventh Amendment to Credit and Security Agreement dated as of December 14, 2017 and as hereby and further amended, restated, supplemented, and/or modified from time to time, the “Credit Agreement”); and
WHEREAS, Lender and Borrowers desire to amend certain provisions of the Credit Agreement pursuant to the terms hereof.
NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Lender to Borrower, the parties hereto agree as follows:
1.Definitions. All capitalized terms used herein without definition shall have the meanings contained in the Credit Agreement.
2.Amendments to Credit Agreement.
(a)New Definitions. The definitions of “Canadian Availability”, “Eighth Amendment” and “Eighth Amendment Effective Date” are hereby inserted into Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Canadian Availability” means an amount equal to the Canadian Borrowing Base minus Canadian Total Revolving Credit Outstandings.
“Eighth Amendment” means that certain Limited Waiver and Eighth Amendment to Credit and Security Agreement dated as of June 5, 2018 by and among Borrowers and Lender.

“Eighth Amendment Effective Date” shall have the meaning contained in Section 6 of the Eighth Amendment.
(b)Financial Covenants. Clauses (b) and (c) of Section 8.12 of the Credit Agreement are hereby deleted in their entirety and the following are inserted in their stead:
“8.12    Financial Covenants.
(b)    Minimum Availability. Permit US Availability plus the Canadian Availability, to be less than (x) $3,000,000 at any time between and including the Eighth Amendment Effective Date and August 1, 2018, or (y) $4,500,000 at any time on or after August 1, 2018.”
3.Limited Waiver. In reliance upon the representations and warranties of the Borrowers set forth in this Eighth Amendment, notwithstanding anything to the contrary in the Credit Agreement, Lender hereby waives (the “Limited Waiver”) the Event of Default resulting from the Loan Parties’ failure to obtain the minimum Canadian availability required by Section 8.12(c) of the Credit Agreement as of April 30, 2018 (the “2018 Canadian Availability Event of Default”). This Limited Waiver only pertains to the 2018 Canadian Availability Event of Default and shall not be deemed to constitute a waiver or consent to any other matter except as specifically set forth herein.
4.Reserved.
5.Reserved.
6.Conditions Precedent. This Eighth Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent:
(a)Borrowers and Lender shall have executed and delivered to each other this Eighth Amendment; and
(b)Simultaneously with the closing of this Eighth Amendment, Borrowers shall have paid to Lender all fees, expenses or other amounts due Lender which fees, expenses or other amounts are due or become due on or prior to the Eighth Amendment Effective Date.
The date on which all of the above conditions precedent have been satisfied or waived is hereinafter referred to as the “Eighth Amendment Effective Date”.
7.Confirmation of Obligations; Release.
(a)The Borrowers hereby confirm that the Borrowers are indebted to Lender for the Loan Obligations, Letter of Credit Obligations and other Obligations as set forth in the Credit Agreement and the other Loan Documents. Each Borrower further acknowledges and agrees that as of the date hereof, it has no claim, defense or set-off right against Lender of any nature whatsoever, whether sounding in tort, contract or otherwise, and has no claim, defense or set-off of any nature whatsoever to the enforcement by Lender of the full amount of the Loans and other Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents.
(b)Notwithstanding the foregoing, to the extent that any claim, cause of action, defense or set-off against Lender or its enforcement of the Credit Agreement, the Revolving Loan Note, or any other Loan Document, of any nature whatsoever, known or unknown, fixed or contingent, does nonetheless exist or may exist on the date hereof, in consideration of Lender’s entering into this Eighth Amendment, each Borrower irrevocably and unconditionally waives and releases fully each and every such claim, cause of action, defense and set-off which exists or may exist on the date hereof.
8.Governing Law. This Eighth Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.
9.Execution in Counterparts. This Eighth Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. Delivery of an executed counterpart of a signature page of this Eighth Amendment by telecopy or electronically (such as PDF) shall be effective as delivery of a manually executed counterpart of this Eighth Amendment.

10.Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Credit Agreement shall remain in full force and effect.
(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Eighth Amendment to Credit and Security Agreement to be duly executed as of the date first above written.

US BORROWERS:

PERMA-PIPE INTERNATIONAL HOLDINGS, INC., MIDWESCO FILTER RESOURCES, INC., PERMA-PIPE, INC., MM NILES CORPORATION and PERMA-PIPE CANADA, INC.
By:
Name: Karl J. Schmidt
Title: Vice President and Chief Financial Officer

CANADIAN BORROWERS:
PERMA-PIPE CANADA LTD. By: Name: Karl J. Schmidt Title: Treasurer